Exhibit 10.2

AMENDMENT TO FIFTH MODIFICATION AGREEMENT

AND COVENANT WAIVER

This Amendment to Fifth Modification Agreement and Covenant Waiver (this “Agreement”) is made and effective September 23, 2008 (the “Effective Date”), by and between VINEYARD NATIONAL BANCORP, a California corporation (“Borrower”) and FIRST TENNESSEE BANK NATIONAL ASSOCIATION (“Lender”).  Unless otherwise set forth herein, all capitalized terms used herein shall have the meaning given such terms in the Loan Documents (defined below).

WHEREAS, in connection with a loan from Lender to Borrower in the original principal amount of $70,000,000.00, with a current outstanding principal loan balance of $48,300,000.00 (the “Loan”), the Borrower executed and delivered to Lender that certain Amended and Restated Promissory Note (“Note”) dated March 29, 2007, that certain Loan Agreement (“Loan Agreement”), that certain  Pledge Agreement together with Addendum to Pledge Agreement (collectively the “Pledge”), each dated as of March 17, 2006, that certain Modification Agreement effective as of May 11, 2006 (“First Modification”), that certain Second Modification Agreement and Covenant Waiver effective as of March 29, 2007 (“Second Modification”), that certain Third Modification Agreement and Covenant Waiver effective as of March 15, 2008 (“Third Modification”), that certain Fourth Modification Agreement and Covenant Waiver effective as of June 30, 2008 (“Fourth Modification”) and that certain Fifth Modification Agreement and Covenant Waiver dated and effective as of August 29, 2008 (“Fifth Modification”) (this Agreement, the Note, the Loan Agreement, the Pledge, the First Modification, the Second Modification, the Third Modification, the Fourth Modification and the Fifth Modification and any other documents executed by Borrower in connection with the Loan are collectively herein referred to as the “Loan Documents”);

WHEREAS, Borrower and Lender now desire to amend the definition of the “Additional Waiver” set forth in Exhibit A to the Fifth Modification by deleting said Exhibit A and replacing it with Exhibit A attached to this Agreement, as set forth below;

NOW, THEREFORE, FOR MUTUAL CONSIDERATIONS, the receipt and sufficiency of which is hereby acknowledged, the undersigned Borrower and Lender do hereby agree as follows:

1) Amendment.  Borrower and Lender hereby amend the definition of “Additional Waiver” set forth in the Fifth Modification by hereby deleting ExhibitA of the Fifth Modification in its entirety and hereby substituting in its place Exhibit A attached to this Agreement and incorporated herein by reference.

2) Full Force and Effect.  Except as expressly amended hereby, the Loan Documents (including without limitation, the Fifth Modification) are in all respects confirmed, ratified and approved and are in full force and effect as of the date hereof.

3) Capitalized Terms.  Any capitalized term used but not defined herein shall have the meaning ascribed to it in the Fifth Modification.  All references to the “Loan Documents” in the Fifth Modification and any of the other Loan Documents shall include, without limitation, this Agreement and all other such Loan Documents, as modified by this Agreement.

4) Time of the Essence.                                                       TIME IS OF THE ESSENCE OF THIS AGREEMENT.

5) Counterpart Signature Pages.  This Agreement may be executed in one or more counterparts and may be delivered by facsimile or electronic mail, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

[Signature Pages to Follow]

COUNTER PART SIGNATURE PAGE TO
AMENDMENT TOFIFTH MODIFICATION AGREEMENT
AND COVENANT WAIVER

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

BORROWER:

VINEYARD NATIONAL BANCORP,
a Californiacorporation

By: /s/ James G. LeSieur

Name: James G. LeSieur

Title: Chief Executive Officer

STATE OF CALIFORNIA
COUNTY OF RIVERSIDE

Before me, Elizabeth A.Reyes, Notary Public of the state and county aforesaid, personally appeared James G. LeSieur, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be Chief Executive Officer (or other officer authorized to execute the instrument) of VINEYARD NATIONAL BANCORP, a California corporation, the within named bargainor, and that he as such Chief Executive Officer, executed the foregoing instrument for the purpose therein contained, by signing the name of the corporation by himself as Chief Executive Officer.

WITNESS MY HAND, at office, this 23rd day of September, 2008.

_/s/ Elizabeth A. Reyes_____________
Notary Public

My Commission Expires:

_January 24, 2010______________________

COUNTER PART SIGNATURE PAGE TO
AMENDMENT TO FIFTH MODIFICATION AGREEMENT
AND COVENANT WAIVER

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

LENDER:

FIRST TENNESSEE BANK NATIONALASSOCIATION, a national banking association

By: /s/ David S. Work
Name:  David S. Work

Title: Executive Vice President

STATE OF TENNESSEE
COUNTY OF SHELBY

Before me, Carly Wilson, Notary Public of the state and county aforesaid, personally appeared David S. Work, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be Executive Vice President (or other officer authorized to execute the instrument) of First Tennessee Bank National Association, a national banking association, the within named bargainor, and that he as such Executive Vice President, executed the foregoing instrument for the purpose therein contained, by signing the name of the national banking association by himself as Executive Vice President.

WITNESS MY HAND, at office, this 22nd day of September, 2008.

___/s/ Carly Wilson___________________
Notary Public

My Commission Expires:

__February 23, 2011___________________

EXHIBIT A

ADDITIONAL WAIVER

Borrower has disclosed to and has requested from Lender the Additional Waiver as a result of Borrower’s noncompliance with Section 3.5 (Litigation) of the Loan Agreement due (i) to the issuance of a Consent Order on July 22, 2008 by the Comptroller of the Currency of the United States of America and Borrower’s agreement to a Stipulation and Consent to the Issuance of the Consent Orderand (ii) to an Agreement between Borrower and the Federal Reserve Bank of San Francisco dated September 23, 2008.